Exhibit 99.1

Bruker Corporation (NASDAQ: BRKR) Jefferies Field Trip - Investor Presentation August 8, 2011 Frank Laukien, President & CEO Stacey Desrochers, Treasurer & IRO

© Copyright 2011 Bruker Corporation. 2 Bruker Corporation Safe Harbor Statement Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including, but not limited to, risks and uncertainties relating to adverse changes in conditions in the global economy and volatility in the capital markets, the integration of businesses we have acquired or may acquire in the future, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing, competition, dependence on collaborative partners and key suppliers, capital spending and government funding policies, changes in governmental regulations, realization of anticipated benefits from economic stimulus programs, intellectual property rights, litigation, and exposure to foreign currency fluctuations and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2010, our most recent quarterly reports on Form 10-Q and our current reports on Form 8-K. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law. INNOVATION WITH INTEGRITY

© Copyright 2011 Bruker Corporation. 3 Premier Brand with Leading Market Share in Key Markets High-Performance Life-Science & Materials Research Tools Focused Company with Diverse Customer Base, Fast Organic Growth Experienced & Empowered Management Teams Focus on Science, Customer Collaborations and Major Innovation Proven Innovator, Extensive Proprietary IP & Technology Portfolio Compelling Industry Fundamentals in Attractive Markets Bruker is well positioned for continued fast growth and margin expansion Best-in-class innovation management, product development and growth culture Bruker Overview Core Competencies and Differentiators INNOVATION WITH INTEGRITY

© Copyright 2011 Bruker Corporation. 4 Bruker Overview Global Company with Diversified Markets Other R&D and Production Sites Sales, Applications & Service Offices US and European (DE, CH, FR, NL) Major R&D and Production Sites Headquarters Key Markets: Life Science & Clinical Research Pharma & Biotech Materials Research & Nanotech Food & Environmental Academic Research Quality & Process Control Defense & Security Diagnostics & Forensics INNOVATION WITH INTEGRITY

Bruker Corporation
Financial Goals

Bruker Corporation

- **Bruker Scientific Instruments Segment (BSI)**
  - Bruker BioSpin
  - Bruker Daltonics
  - Bruker MAT
  - Bruker Optics
- **Bruker Energy & Supercon Technologies (BEST)**

Financial Goals for Q3-2011 and FY2011 – Updated 8/8/11

- June 30, 2011: Bruker's backlog (written orders only) >$1 billion for first time ever
- Q3-2011E Bruker revenue: ~$400M, with ~30% yoy GAAP and ~10% yoy organic growth
- FY2011E Bruker revenue: $1.60B - $1.62B, with >$300M revenue jump in 2011E
- FY2011E BSI adjusted EPS: $0.90 - $0.93, and >20% BSI GAAP and Adj. EPS growth
- **Medium Term Financial Goals 2012E-2014E**
- Currency-adjusted revenue CAGR of >10% in years 2012-2014, to reach Bruker revenue target of >$2.0B in 2014
- Average annual BSI adjusted operating margin expansion by >100 basis points in years 2012-2014, with BSI adjusted operating margin target of >18% in 2014
- Annual adjusted EPS growth target of 15-25%

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© Copyright 2011 Bruker Corporation. 6 Analysis of BSI Segment 2010A Revenue: Revenue FY2010A: ~$1.2 Billion mix will shift towards applied/industrial in FY2011E with ~$300M revenue jump to >$1.5B for BSI segment Revenue by Customers Revenue by Geography of Customer Location Revenue by Product INNOVATION WITH INTEGRITY *India, Middle East & Africa System Sales 79% Service, Consumables & Software 21% Europe 43% Americas 24% Asia Pacific & Australia/NZ 27% IMEA* 6% Industrial & Applied 24% Bio-Pharma IVD & Medtech 12% Government 9% Academia Medical Schools & Non-profit 55%

© Copyright 2011 Bruker Corporation. 7 Bruker Corporation as of December 31, 2010 FY 2010 Financial Achievements Bruker Corp. FY 2010 FY 2009 Change/Comment Revenue: $1,304.9M $1,114.5M FX Adj. +18% Adjusted EPS: $0.72 $0.47 +53% BSI Segment FY 2010 FY 2009 Change Revenue: $1,225M $1,063M FX Adj. +16% Adjusted Gross Margin: 48.9% 47.3% +160 bps Adjusted Operating Margin: 14.8% 12.9% +190 bps Adjusted EPS: $0.76 $0.51 +49% Adjusted RoIC: 32.6% 28.9% BEST Segment FY 2010 FY 2009 Change Revenue: $90.5M $59.8M FX Adj. +59% GAAP Operating Loss: ($2.6M) ($6.3M) 59% Note: BEST achieved EBITDA break-even in FY2010. INNOVATION WITH INTEGRITY See Press Release dated February 23, 2011 for reconciling tables and definitions.

© Copyright 2011 Bruker Corporation. 8 Bruker Corporation as of June 30, 2011 H1-2011 Financial Achievements Bruker Corp. H1 FY11 H1 FY10 Change/Comment Revenue: $758.2M $578.6M FX Adj. +24% Adjusted EPS: $0.34 $0.27 +26% Bookings: new record n.a. up >50% y-o-y BSI Segment H1 FY11 H1 FY10 Change Revenue: $713.7M 545.2M FX Adj. +23% Adjusted Gross Margin: 49.4% 47.0% +240 bps Adjusted Operating Margin: 12.8% 13.7% -90 bps Adjusted EPS: $0.36 $0.29 +24% BEST Segment H1 FY11 H1 FY10 Change Revenue: $52.1M $38.8M FX Adj. +27% Backlog (External): $171.6M $94.9M +81% INNOVATION WITH INTEGRITY See BRKR Earnings Release dated August 3, 2011 for reconciling tables and definitions.

© Copyright 2011 Bruker Corporation. 9 Prudent and Disciplined Acquisitions May 2010: Acquisition of 3 Varian Product Lines Divested by Agilent Former Varian Inc. product lines acquired by Bruker form Chemical & Applied Markets (CAM) Division: ICP-MS business Lab GC instruments business GC-QQQ-MS business post-acquisition adjusted purchase price: ~$32.5M (from $37.5M) 2012 financial expectations: ~ $100M revenue & above break-even INNOVATION WITH INTEGRITY

© Copyright 2011 Bruker Corporation. 10 Chemical & Applied Markets (CAM) Division: Update on Factory Relocations and SAP transfer January 2011: Lab GC Factory Completed move in Netherlands from ex-Varian facility to new Bruker factory April 2011: GC-QQQ-MS Factory Completed move from ex-Varian facility to Bruker in Fremont, CA June 2011: ICP-MS Factory Completed move from ex-Varian Melbourne, AU facility to Fremont, CA INNOVATION WITH INTEGRITY January 2011: New Bruker GC Factory in town of Goes, The Netherlands January 2011: New Bruker GC Factory Production Floor

© Copyright 2011 Bruker Corporation. 11 Prudent and Disciplined Acquisitions October 2010: Acquisition of Market-Leading AFM/SOM Businesses for $230.4M Acquired Former Veeco Scientific Instruments to form Bruker Nano Surfaces (BNS) Division: Atomic Force Microscopy (AFM) Research AFM systems for materials, nanotechnology and life-science research Large Automated AFM system for semicon, data storage FABs Stylus & Optical Metrology (SOM) Stylus (S) Profiler Dektak™ systems for industrial metrology Optical Metrology (OM) for industrial and emerging applications, including LED, solar/PV, medical devices FY2011E BNS goals: revenue of >$130M >15% adj. op. margin $0.02 - $0.04 accretive to GAAP EPS $0.06 - $0.08 accretive to adjusted EPS 6/30/11 view: BNS will significantly exceed FY2011E goals INNOVATION WITH INTEGRITY

© Copyright 2011 Bruker Corporation. 12 New Product Introduction: August 2011 Bruker Optics INNOVATION WITH INTEGRITY New TANGO System for Rapid FT-NIR Identification and Quantitation of Constituents in Food, Feed, Chemical and Pharma Applications TANGO – an innovative stand-alone FT-NIR (Fourier Transform Near Infrared) spectrometer Robust, small footprint, very easy to use benchtop system with touch-screen operation for routine users Efficient and cost effective analysis Fully GMP and 21 CFR Part 11 compliant Available in two versions – one for measuring solids in reflection, one for measuring liquids in transmission

New Product Introduction: June 2011
Bruker Daltonics

Bruker Significantly Enhances LC-MS System Capabilities for Proteomics Studies with the CaptiveSpray nano/capillary Ion Source

- **CaptiveSpray™**- true plug-and-play ESI source design that maximizes sensitivity, reproducibility, and robustness of LC-MS systems when analyzing proteins
- Eliminates many of the issues seen with traditional LC-MS sources when used to identify and characterize critically important low abundance proteins in proteomics
  - Excellent sensitivity
  - Improved protein ID rates
  - Long-term stability, robust for quantitation, biomarker validation


BRUKER

© Copyright 2011 Bruker Corporation.
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New Product Introduction: June 2011
Bruker Daltonics

Bruker Dramatically Expands MS Performance and Application Boundaries with Major Innovations in the maxis™ UHR-TOF Platform

- ***maXis 4G*** – Premium system uniquely combining all desired high performance attributes of TOF Mass Spectrometry for cutting edge research applications
  - 60k Full-Sensitivity Resolution (FSR) at UHPLC speed
- ***maXis impact*** – Bench-top system combining the best in qualitative and quantitative analysis capabilities. Ideal for routine small molecule and protein analysis applications.
  - 40k FSR at UHPLC speed
  - Outstanding low m/z and MS/MS sensitivity for pesticide analysis, forensics, bottom-up proteomics


maXis impact

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© Copyright 2011 Bruker Corporation. 15 News: May 2011 Bruker Optics The minispec mq-one XL Seed Analyzer combines the advantages of large sample volume and high sensitivity in a compact, single-unit system. Application: The precise quantification of oil and moisture in large seeds. The minispec is easy to use, turn-key solution and has multilingual software INNOVATION WITH INTEGRITY Bruker Announces Sale of 35 minispec™ benchtop TD-NMR Analyzers to a Turkish Agricultural Cooperative

16 © Copyright 2011 Bruker Corporation. New Product Introduction: May 2011 Bruker MAT The D8 QUEST™: compact, economical, high-performance, single X-ray source configuration for chemical crystallography The D8 VENTURE™ provides the platform for all dual wavelength combinations for chemical and biological crystallography Both systems feature the newly-developed PHOTON 100™ detector, the first CMOS-based detector for crystallography. Paradigm change in detector technology, sensitivity, speed, dynamic range, resolution and size. INNOVATION WITH INTEGRITY Bruker Launches Novel D8 QUEST and D8 VENTURE High Performance X-ray Crystallography Systems

17 © Copyright 2011 Bruker Corporation. 17 News: May 2011 Bruker Daltonics MALDI Biotyper provides a very fast, accurate, and cost effective method for microbial identification to meet the demands of diverse microbiology laboratories Bruker’s microbial ID technology, combined with Siemens’ direct MIC testing accuracy, offers microbiology customers broader capabilities to support evolving clinical needs Adds to Bruker partnerships with BD Diagnostics, Trek, Kiestra, Copan and others as part of Bruker’s Open Microbiology Consortium strategy INNOVATION WITH INTEGRITY New Co-Marketing Agreement with Siemens Healthcare Diagnostics for the MALDI Biotyper Microbial Identification System

18 © Copyright 2011 Bruker Corporation. 18 New Product Introduction: May 2011 Bruker Nano Surfaces Dimension FastScan, World’s Fastest High-Resolution AFM New ‘Gold Standard’ in AFM Provides Fastest Scanning at High Resolution and Amazingly Short Time to Data Breakthrough in imaging speed without sacrificing nanoscale resolution Enables users to work hundreds of times faster than with other commercial AFMs results in seconds/minutes vs. hours/days Sets the new unrivalled benchmark for performance and productivity in large-sample, atomic scale AFM imaging INNOVATION WITH INTEGRITY

19 © Copyright 2011 Bruker Corporation. 19 News: May 2011 Bruker Corporation expands in Asia May 24, 2011 – Singapore Bruker Opens New Center of Excellence with Extended Applications Laboratories and Customer Support Capabilities at the Biopolis Singapore’s Biomedical Hub May 26, 2011 - Shanghai Bruker Expands in China with Opening of Second Major Applications, Training and Service Center in Shanghai INNOVATION WITH INTEGRITY

20 April 1, 2011: Closed Acquisition of Nano-UHPLC Provider Michrom Bruker acquired Michrom Bioresources which provides CaptiveSpray ion sources and nano-UHPLC technology to complement Bruker’s mass spectrometry (MS) products for proteomcis Michom is a supplier of high-performance nanoflow UHPLC instruments, CaptiveSpray Ionization LC/MS interfaces and consumables for proteomics INNOVATION WITH INTEGRITY © Copyright 2011 Bruker Corporation. 20 Michrom Advance Splitless Nano-Capillary UHPLC System

21 © Copyright 2011 Bruker Corporation. 21 Fast Growth & High Margin Opportunities: MALDI Biotyper for Microorganism ID Faster time-to-result, better specificity, lower consumables cost molecular identification of bacteria, fungi and yeasts Becoming new standard for routine clinical ID in microbiology in Europe Proprietary, high quality protein fingerprint database Lower cost per analysis (compared to biochemical or PCR) IVD-CE Mark; for Research Use Only (RUO) outside of European Union Even faster, high throughput solution based on autoflexTM MALDI-TOF September 2010 – New MALDI SepsityperTM Kit to enable rapid MALDI Biotyper microbial ID from positive blood cultures INNOVATION WITH INTEGRITY

22 © Copyright 2011 Bruker Corporation. 22 Fast Growth & High Margin Opportunities: CBRNE Detection for Homeland Security/Defense August 5, 2011: US Navy delivery order for 40 IPDS systems (IMS-based CWA/TIC detectors) for >$4 million Next-Gen IMS explosives detection - launch planned in 2011 NEW: DEtector™ Next-generation IMS for Drugs and Explosives detection (launch 2011) RAID-AFM Now in Phase IIIb of DHS ARFCAM Program RAID-M Portable IMS for CWAs and TICs gas/vapor detection HAWK FR Stand-off detector for atmospheric monitoring INNOVATION WITH INTEGRITY

23 © Copyright 2011 Bruker Corporation. 23 Bruker Energy & Supercon Technologies (BEST) Superconducting Materials and Devices BEST focuses on emerging renewable energy, energy infrastructure and established healthcare, industrial and “big science” research markets INNOVATION WITH INTEGRITY BEST 2010 2009 Change Revenue: $90.5M $59.8M +51% Operating Loss: ($2.6M) ($6.3M) BEST H111 H110 Change Revenue: $52.1M 38.8M +34% Note: BEST has an S-1 registration statement on file with the SEC and is therefore not in a position to provide forecasts or forward looking projections for the year 2011 at this time.

Diversified Superconductivity-Enabled Tools for Attractive Growth Markets


APPLICATIONS
Energy Technology
>$20B market
Fundamental & Applied Research
$1B market
Medical & Analytical Instrumentation
>$4B market
High Purity Industrial Processing
Generators
Transformers
Industrial Motors
Frictionless magnetic bearings, energy storage
MRI
NMR
Particle Therapy
High Energy Physics
Fusion
Synchroton & X-ray Instrumentation
Current Feeds
Magnetic Energy Storage
Fault Current Limiters

© Copyright 2011 Bruker Corporation.
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25 Bruker Investment Opportunity Attractive Diversified End Markets Premier brand for high-performance life-science and analytical instruments Superior innovation and growth record, expanding market shares Excellent bookings and backlog momentum Significant Profitable Growth Prospects Best-in-class R&D and product development track record New addressable markets through internal initiatives and acquisitions Rapid expansion in biopharma, clinical, industrial, security and applied markets Geographic expansion opportunities in APAC, IMEA, LatAm, E. Europe Focus on fast organic growth, disciplined acquisitions and high RoIC Financial Performance 2009-2014E: rapid top-line growth, with major >$300M revenue jump in 2011 2009 & 2010: adjusted operating margin increased 210 bps and 190 bps, respectively 2009-2014E: significant EPS growth delivered and anticipated each year 2012E-2014E: further significant margin expansion and cash flow opportunity Low leverage, solid balance sheet © Copyright 2011 Bruker Corporation. INNOVATION WITH INTEGRITY

26 www.bruker.com © Copyright 2011 Bruker Corporation. INNOVATION WITH INTEGRITY